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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934

                               -------------

                              September 16, 1996
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                       AIRPLANES U.S. TRUST
         -----------------                       --------------------
   (Exact Name of Registrants as Specified in Memorandum of Association
                            or Trust Agreement)


     Jersey, Channel Islands                           Delaware
     -----------------------                     --------------------
       (State or Other Jurisdiction of Incorporation or Organization)


          33-99970-01                                13-3521640
        -----------------                        --------------------
   (Commission File Number)               (IRS Employer Identification No.)


     Aiplanes Limited                             Airplanes U.S. Trust
    22 Grenville Street                          1100 North Market Street
        St. Helier                                 Rodney Square North
      Jersey, JE4 8PX                             Wilmington, Delaware
      Channel Islands                                 19890-0001
   (011 44 1534 609 000)                            (1-302-651-1000)
   ---------------------                        ------------------------
        (Addresses and Telephone Numbers, Including Area Codes, of
                 Registrants' Principal Executive Offices)
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Item 5.        Other Events
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               Attached hereto as Exhibit A is a copy of a Report to
Certificateholders dated September 16, 1996, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AIRPLANES LIMITED


Date: September 16, 1996                     /s/ Roy M. Dantzic*
                                             --------------------------------
                                             Director and Officer


Date: September 16, 1996                     AIRPLANES U.S. TRUST


                                             /s/ Roy M . Dantzic*
                                             --------------------------------
                                             Controlling Trustee
                                               and Officer


                                             *By: /s/ Michael Walsh
                                             --------------------------------
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A            -     Report to Certificateholders
Exhibit B            -     Power of Attorney for Airplanes Limited
Exhibit C            -     Power of Attorney for Airplanes U.S. Trust